WORLD FUNDS TRUST

Toreador International Fund
Investor Class Ticker: TMRFX
Class C Ticker: TMRCX
Institutional Class Ticker: TMRIX

(the “Fund”)

Supplement dated August 24, 2017
To the Prospectus dated August 30, 2016

On August 23, 2017, the Board of Trustees of World Funds Trust ratified the conversion of the Fund’s Class C shares into the Fund’s Investor Class shares. This conversion will become effective on August 28, 2017. On this date, Class C shares will be converted into Investor Class shares equal in value to the Class C shares owned by that shareholder in the Fund. Class C shareholders who become Investor Class shareholders as a result of this conversion will maintain their investment in the Fund and, effective as of the Conversion Date, will (i) no longer be subject to a maximum 2.00% contingent deferred sales charge and (ii) no longer be subject to a 1.00% Rule 12b-1 fee but rather a 0.25% Rule 12b-1 fee. Investor Class shares do not have a sales load. The Fund’s investment strategy has not changed. The conversion is not a taxable event for federal income tax purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE